    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 2, 2000

                                                         REGISTRATION NO. 333-

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM
                                     S-1
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933


                               EDISON SCHOOLS INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                             8200                        13-3915075
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)        IDENTIFICATION NUMBER)


                         521 FIFTH AVENUE, 15TH FLOOR
                              NEW YORK, NY 10175
                                (212) 419-1600

 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                  REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                             H. CHRISTOPHER WHITTLE
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               EDISON SCHOOLS INC.
                          521 FIFTH AVENUE, 15TH FLOOR
                               NEW YORK, NY 10175
                                  (212) 419-1600

   (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                         CODE, OF AGENT FOR SERVICE)


                                   COPIES TO:

    DAVID SYLVESTER, ESQ.                               MICHAEL W. BLAIR, ESQ.
     BRENT B. SILER, ESQ.                                DEBEVOISE & PLIMPTON
1455 PENNSYLVANIA AVENUE N.W.                              875 THIRD AVENUE
    WASHINGTON, D.C. 20004                                NEW YORK, NY 10022
  TELEPHONE: (202) 942-8400                            TELEPHONE: (212) 909-6000
   TELECOPY: (202) 942-8484                            TELECOPY: (212) 909-6836


      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |_|

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-39516

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| ___________

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                       CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------
                                                       PROPOSED        PROPOSED MAXIMUM
TITLE OF EACH CLASS OF              AMOUNT TO BE       MAXIMUM           AGGREGATE             AMOUNT OF
SECURITIES TO BE REGISTERED         REGISTERED (1)  OFFERING PRICE   OFFERING PRICE        REGISTRATION FEE
                                                      PER SHARE (2)        (2)
-----------------------------------------------------------------------------------------------------------
Class A Common Stock, $.01
par value per share.............      575,000           $22.875          $13,153,125               $3,473
-----------------------------------------------------------------------------------------------------------


(1) Includes 75,000 shares which the Underwriters have the option to purchase from the Company to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(a) under the Securities Act of 1933.

               EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

   This registration statement is being filed with respect to the registration of additional shares of Class A Common Stock, par value $0.01 per share, of Edison Schools Inc., a Delaware corporation, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-39516) are incorporated in this registration statement by reference.

   The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   PART II

                    INFORMATION NOT INCLUDED IN PROSPECTUS


Item 16. Exhibits

Exhibit No.       Description
-----------       -----------
5                 -- Opinion of Hale and Dorr LLP
23.1              -- Consent of Hale and Dorr LLP (included in Exhibit 5)
23.2              -- Consent of Pricewaterhouse Coopers LLP
24*               -- Powers of Attorney

--------------
* Filed as Exhibit 24 to the Registrant's Registration Statement on Form S-1 (File No. 333-39516) filed with the Commission on June 16, 2000.


                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on this 2nd day of August, 2000.

                                    Edison Schools Inc.



                                    By: /s/ H. Christopher Whittle
                                        -----------------------------
                                        H. Christopher Whittle
                                        President and Chief Executive Officer


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                                      Title                                      Date
      ---------                                      -----                                      ----
         *                         Chairman of the Board of Directors                      August 2, 2000
---------------------
 Benno C. Schmidt, Jr.


 /s/ H. Christopher Whittle        President, Chief Executive Officer and Director         August 2, 2000
---------------------
H. Christopher Whittle


 /s/ James L. Starr                Executive Vice President and Chief Financial            August 2, 2000
                                   Officer (Principal Financial and Accounting
                                   Officer)
---------------------
James L. Starr

         *                         Executive Vice President and Director                    August 2, 2000
---------------------
Laura K. Eshbaugh

         *                         Director                                                 August 2, 2000
---------------------
Virginia G. Bonker

---------------------
John W. Childs

---------------------              Director
Ramon C. Cortines

---------------------              Director
Charles J. Delaney

---------------------              Director
Robert Finzi

         *                         Director                                                  August 2, 2000
---------------------
John B. Fullerton

         *                         Director                                                  August 2, 2000
---------------------
Janet A. Hickey

         *                         Director                                                  August 2, 2000
---------------------
Klas Hillstrom

         *                         Director                                                  August 2, 2000
---------------------
Jeffrey T. Leeds

         *                         Director                                                  August 2, 2000
---------------------
William F. Weld

*By: /s/ James L. Starr
   James L. Starr
   Attorney-in-Fact

                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
5                 -- Opinion of Hale and Dorr LLP
23.1              -- Consent of Hale and Dorr LLP (included in Exhibit 5)
23.2              -- Consent of Pricewaterhouse Coopers LLP
24*               -- Powers of Attorney

--------------
* Filed as Exhibit 24 to the Registrant's Registration Statement on Form S-1 (File No. 333-39516) filed with the Commission on June 16, 2000.